N-2	Sep. 04, 2026 USD ($)
Cover [Abstract]
Entity Central Index Key	0001690996
Amendment Flag	false
Document Type	424B3
Entity Registrant Name	CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND
Other Transaction Expenses [Abstract]
Annual Expenses [Table Text Block]

Annual Fund Operating Expenses
(as a percentage of net assets attributable to the shares)

Management Fee	0.50%
Shareholder Servicing Fee	0.25%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.99%

Management Fees [Percent]	0.50%
Distribution/Servicing Fees [Percent]	0.25%
Other Annual Expenses [Abstract]
Other Annual Expenses [Percent]	0.24%
Total Annual Expenses [Percent]	0.99%
Expense Example [Table Text Block]

Example

The following Example is intended to help you understand the various costs and expenses that you, as a holder of shares, would bear directly or indirectly. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated. Because there are no costs to you associated with repurchases of your shares, your costs would be the same whether you hold your shares or tender your shares for repurchase at the end of the time periods indicated. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s operating expenses (as described above) remain the same. The example should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

The Example should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those assumed for purposes of the Example. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the Example.

Expense Example, Year 01	$ 101
Expense Example, Years 1 to 3	315
Expense Example, Years 1 to 5	547
Expense Example, Years 1 to 10	$ 1,213